THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated January 28, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the PSF Global Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust recently approved replacing Brown Advisory, LLC with Massachusetts Financial Services Company (MFS) as a subadviser to the Portfolio. These changes are expected to become effective on or about April 25, 2022. LSV Asset Management, PGIM Quantitative Solutions LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC will remain as subadvisers to the Portfolio alongside MFS.

More detailed information will also be included in the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the second quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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